Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER UNDER SECTION 906

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Pieris Pharmaceuticals, Inc. a Nevada corporation (the “Company”), does hereby certify, to her knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2015	/s/ Darlene Deptula-Hicks
Darlene Deptula-Hicks
	Title:	Chief Financial Officer (principal accounting and financial officer)